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                                                                 EXHIBIT 10.33

                    SECOND AMENDMENT TO MANAGEMENT AGREEMENT


         THIS SECOND AMENDMENT TO MANAGEMENT AGREEMENT (the "Second Amendment") is entered into as of this 31st day of December, 1997, by and between Master Club, formerly known as Master Endless Escape Club, a Texas non-profit corporation ("Master Club"), and Silverleaf Resorts, Inc., a Texas corporation, f/k/a Silverleaf Vacation Club, Inc., f/k/a Ascension Capital Corporation, successor by merger to Ascension Resorts, Ltd. ("Manager").


                                    RECITALS

         WHEREAS, Master Club and Manager entered into that certain Management Agreement dated as of the 28th day of March, 1990 (the "Management Agreement"), for purposes of establishing certain management services to be provided by Manager to Master Club and certain resorts, as designated in the Management Agreement (the "Resorts"); and

         WHEREAS, on December 28, 1993, Master Club and Manager executed that certain First Amendment to Management Agreement effective as of January 1, 1993 (the "First Amendment") to modify the compensation payable to Manager under the Management Agreement and to amend certain other provisions of the Management Agreement;

         WHEREAS, Master Club and Manager now desire to amend the Management Agreement further to provide for the addition of two additional Resorts to be subject to the Management Agreement;

         NOW, THEREFORE, for and in consideration of Ten and No/100 Dollars ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Master Club and Manager hereby agree as follows;

         A. The first two paragraphs of the Recitals of the Management Agreement are hereby deleted in their entirety and replaced with the following new paragraphs:

                 WHEREAS, Manager is the current owner and developer of eight
         (8) resorts, four (4) of which are located in Texas and are known as Hill Country Resort, Holly Lake, Piney Shores Resort and The Villages, three (3) of which are located in Missouri and are known as Holiday Hills Resort, Ozark Mountain Resort and Timber Creek Resort, and one of which is located in Illinois and is known as Fox River Resort (collectively the "Resorts"); and

                 WHEREAS, pursuant to (i) that certain Master Club Agreement dated March 28, 1997, executed by and between Master Club and Holiday Hills Resort Club, a Missouri non-profit corporation, Ozark Mountain Resort Club, a Missouri non-profit corporation, Hill Country Resort Club, a Texas non-profit unincorporated association, Holly Lake Resort Club, a Texas non-profit
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         unincorporated association, Piney Shores Resort Club, a Texas non-profit unincorporated association, and Villages Resort Club, a Texas non-profit unincorporated association, (ii) that certain Master Club Agreement dated September 25, 1997, by and between Master Club and Timber Creek Resort Club, a Missouri non-profit corporation, and
         (iii) that certain Master Club Agreement dated November 13th, 1997, by and between Fox River Resort Club, an Illinois non-profit corporation (Ozark Mountain Resort Club, Holiday Hills Resort Club, Hill Country Resort Club, Holly Lake Resort Club, Piney Shores Resort Club, Villages Resort Club, Timber Creek Resort Club and Fox River Resort Club are hereinafter collectively referred to as the "Clubs"), the Master Club is authorized and appointed by each of the Clubs to arrange for centralized management of the Resorts and to implement the Program (hereinafter defined) for the benefit of the Clubs; and

         B. Except as expressly amended hereby, the original terms and conditions of the Management Agreement and the First Amendment are hereby ratified and confirmed by Master Club and Manager. This Second Amendment inures to the benefit, and is binding upon, the Master Club and Manager and their respective successors, legal representatives, and assigns.

         C. This Second Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and all such counterparts shall be deemed one and the same instrument.

         EXECUTED the 31st day of December, 1997.

                                  MASTER CLUB:

                                  MASTER CLUB, a Texas non-profit corporation

                                  By: /s/ ROBERT G. LEVY
                                     ------------------------------------------
                                  Name: Robert G. Levy
                                       ----------------------------------------
                                  Its:  President
                                      -----------------------------------------


                                  MANAGER:

                                  SILVERLEAF RESORTS, INC., a Texas corporation


                                  By: /s/ SHARON K. BRAYFIELD
                                     ------------------------------------------
                                  Name: Sharon K. Brayfield
                                       ----------------------------------------
                                  Its:  President
                                      -----------------------------------------



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